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                                                                    EXHIBIT 99.2

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US LIQUIDS
2001 EARNINGS GUIDANCE                                      (IN THOUSANDS)

          TOTAL COMPANY            1Q01(E)             2Q01(E)                3Q01(E)               4Q01(E)                2001(E)

Revenue                            60,856                56,736                59,099                58,039                234,729
                                  -------               -------               -------               -------               --------
Total Revenue                      60,856    100.0%      56,736      100.0%    59,099      100.0%    58,039      100.0%    234,729
Operating Costs                    46,869     77.0%      41,099       72.4%    42,202       71.4%    42,506       73.2%    172,676
                                  -------               -------               -------               -------               --------
Gross Profit                       13,987     23.0%      15,637       27.6%    16,896       28.6%    15,533       26.8%     62,053
Depreciation & Amortization         5,085      8.4%       4,506        7.9%     4,666        7.9%     4,696        8.1%     18,953
SG&A                                6,099     10.0%       6,213       11.0%     6,363       10.8%     6,356       11.0%     25,031
                                  -------               -------               -------               -------               --------
EBIT                                2,803      4.6%       4,918        8.7%     5,867        9.9%     4,481        7.7%     18,069
Net Interest Expense                2,823      4.6%       2,500        4.4%     2,500        4.2%     2,500        4.3%     10,324
Other (Income) Expense                (24)    (0.0%)          4        0.0%         4        0.0%         4        0.0%        (13)
                                  -------               -------               -------               -------               --------
Pre-tax Income                          4      0.0%       2,414        4.3%     3,363        5.7%     1,977        3.4%      7,758
Taxes                                   2      0.0%       1,086        1.9%     1,514        2.6%       884        1.5%      3,485
                                  -------               -------               -------               -------               --------
Net Income                              2      0.0%       1,327        2.3%     1,850        3.1%     1,093        1.9%      4,273
                                  -------               -------               -------               -------               --------
EARNINGS PER SHARE                   0.00                  0.08                  0.11                  0.07                   0.26
                                  -------               -------               -------               -------               --------
Shares Outstanding                 16,614                16,614                16,614                16,614                 16,614
                                  -------               -------               -------               -------               --------
EBITDA                              7,888     13.0%       9,423       16.6%    10,534       17.8%     9,177       15.8%     37,022
                                  -------               -------               -------               -------               --------

KEY MARGINS:
-----------------------------------------         -------------           -----------           -----------           ------------
Gross Profit                         23.0%                 27.6%                 28.6%                 26.8%                 26.4%
SG&A                                 10.0%                 11.0%                 10.8%                 11.0%                 10.7%
EBITDA                               13.0%                 16.6%                 17.8%                 15.8%                 15.8%
Operating Profit                      4.6%                  8.7%                  9.9%                  7.7%                  7.7%
Net Interest                          4.6%                  4.4%                  4.2%                  4.3%                  4.4%
Tax Rate                             45.0%                 45.0%                 45.0%                 45.0%                 44.9%
Net Profit                            0.0%                  2.3%                  3.1%                  1.9%                  1.8%
Free Cash Flow                     $6,172                $5,002                $7,946                $8,790               $27,911
Cap-Ex Maintenance                 $1,716                $4,421                $2,587                  $387                $9,111
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